TRANSAMERICA SERIES TRUST

Supplement to the Currently Effective Prospectus, Summary Prospectuses (as applicable)

and Statement of Additional Information

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Transamerica JPMorgan Asset Allocation – Conservative VP

Transamerica JPMorgan Asset Allocation – Growth VP

Transamerica JPMorgan Asset Allocation – Moderate Growth VP

Transamerica JPMorgan Asset Allocation – Moderate VP

Transamerica JPMorgan International Moderate Growth VP (together, the “portfolios”)

Effective immediately, the following information replaces the corresponding information in the Prospectus and Summary Prospectuses for the above portfolios under the section entitled “Management”:

Management:
Investment Manager: Transamerica Asset Management, Inc.
Sub-Adviser: J.P. Morgan Investment Management Inc.

Portfolio Managers:
Matthew Cummings, CFA	Portfolio Manager	since May 2023
Michael Feser, CFA	Portfolio Manager	since July 2016
Jeff Geller, CFA	Portfolio Manager	since July 2016
Grace Koo	Portfolio Manager	since July 2016

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Effective immediately, the fifth paragraph of the section entitled “Investment Manager” in the “Shareholder Information” section of the Prospectus is deleted in its entirety, and replaced with the following:

TAM acts as a manager of managers for the portfolios pursuant to an exemptive order from the U.S. Securities and Exchange Commission (“SEC”) (Release IC- 23379 dated August 5, 1998). TAM has responsibility, subject to oversight by the Board of Trustees, to, among other matters, oversee and monitor sub-advisers, recommend selection of sub-advisers and recommend changes to sub-advisers where it believes appropriate or advisable. The exemptive order permits TAM, subject to certain conditions including the approval of the Board of Trustees, but without the approval of the applicable portfolio’s shareholders, to:

(1) employ a new unaffiliated sub-adviser for a portfolio pursuant to the terms of a new investment sub-advisory agreement, either as a replacement for an existing sub-adviser or as an additional sub-adviser;

(2) materially change the terms of any sub-advisory agreement; and

(3) continue the employment of an existing sub-adviser on sub-advisory contract terms where a contract has been assigned because of a change of control of the sub-adviser.

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Effective immediately, the following information is alphabetically added to the “Officers” table contained in the “Board Members and Officers” sub-section of the Statement of Additional Information under the heading “Management of the Trust” and the information related to Timothy Bresnahan is deleted in its entirety:

James Goundrey (46)	Assistant Secretary	Since 2024	Assistant Secretary, TF and TST (2024 – present); Assistant General Counsel, TAM (2022 – present); Associate General Counsel, Edward D. Jones & Co. (2019 - 2022); Vice President and Senior Counsel, State Street Global Advisors (2015-2019).

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Investors Should Retain this Supplement for Future Reference

November 7, 2024